                         FIRST AMENDMENT TO LOAN AGREEMENT


          THIS FIRST AMENDMENT TO LOAN AGREEMENT (the " Agreement") is made and entered into as of July 30, 1999, by and among [i] THERMOVIEW INDUSTRIES, INC., a Delaware corporation ("ThermoView"), [ii] AMERICAN HOME DEVELOPERS CO., INC., a California corporation ("American Home"), [iii] FIVE STAR BUILDERS, INC., a California corporation, successor in interest to American Home Remodeling ("Five Star"), [iv] KEY HOME CREDIT, INC., a Delaware corporation ("Key Home"), [v] KEY HOME MORTGAGE, INC., a Delaware corporation ("Key Home Mortgage"), [vi] LEINGANG SIDING AND WINDOW, INC., a North Dakota business corporation ("Leingang Siding"), [vii] PRIMAX WINDOW CO., a Kentucky corporation ("Primax"), [viii]PRECISION WINDOW MFG., INC., a Missouri corporation ("Precision"), [ix] ROLOX, INC., a Kansas corporation ("Rolox"), [x] TD WINDOWS, INC., a Kentucky corporation ("TD Windows"), [xi] THERMAL LINE WINDOWS, INC., a North Dakota corporation, formerly known as Ice Inc., successor in interest to Thermal Line Windows, LLP, and Blizzard Enterprises, Inc. ("Thermal Line"), [xii] THERMOVIEW OF MISSOURI, INC., a Missouri corporation ("ThermoView-Missouri"), [xiii] THERMO-TILT WINDOW COMPANY, a Delaware corporation ("Thermo-Tilt"), [xiv] THOMAS CONSTRUCTION, INC., a Missouri corporation ("Thomas"), [xv] THERMO-SHIELD OF AMERICA (ARIZONA), INC., an Arizona corporation ("TSAAI"), [xvi] THERMO-SHIELD OF AMERICA (MICHIGAN), INC., a Michigan corporation ("TSAMI"), [xvii] THERMO-SHIELD COMPANY, LLC, an Illinois limited liability company ("TSC"), [xviii] THERMO-SHIELD OF AMERICA (WISCONSIN), LLC, a Wisconsin limited liability company ("TSAW"), [xix] THERMOVIEW ADVERTISING GROUP, INC., a Delaware corporation ("TAG") (ThermoView, American Home, Five Star, Key Home, Key Home Mortgage, Leingang Siding, Primax, Precision, Rolox, TD Windows, Thermal Line, ThermoView-Missouri, Thermo-Tilt, Thomas, TSAAI, TSAMI, TSC, TSAW, and TAG individually are referred to in this Agreement as a "Borrower" and collectively are referred to in this Agreement as the "Borrowers"), and [xx] PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").


                                     RECITALS:

          A. The Borrowers and the Bank are parties to a certain Loan Agreement, dated as of August 31, 1998, as amended pursuant to that certain Joinder to Loan Documents and Amendment to Loan Documents (Thomas Construction, Inc.) dated as of January 1, 1999, by and between certain of the Borrowers and the Bank, as further amended by that certain Joinder to Loan Documents and Amendment to Loan Documents (Precision Window Mfg., Inc.) dated as of January 5, 1999, by and between certain of the Borrowers and the Bank, and as further amended by that certain Joinder to Loan Documents and Amendment to Loan Documents (Thermo-Shield) dated as of July 8, 1999, by and between the Borrowers and the Bank (as so amended, the "Loan Agreement") (certain capitalized terms used in this Joinder Agreement have the meanings set forth for them in the Loan Agreement unless expressly otherwise defined herein), pursuant to which, among other things, the Bank established a $15,000,000.00 Committed Line of Credit in favor of the Borrowers.

          B. The Borrowers have requested that the Bank amend the Loan Agreement as more particularly described in this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in this Agreement and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank hereby agree as follows:



                                     ARTICLE 1

                            AMENDMENT TO LOAN AGREEMENT

                 The Loan Agreement is hereby amended as follows:

     1.1  By deleting Section 4M. of the Loan Agreement and substituting a new
Section 4M. reading in its entirety as follows:

     M. KEY HOME CREDIT FUNDING. Provided the Bank has consented in writing to Key Home Credit's outstanding loan portfolio exceeding $5,000,000.00, obtain additional funding, on terms and conditions satisfactory to the Bank in its reasonable discretion, for Key Home Credit once and to the extent that Key Home Credit's then (and thereafter, from time to time) outstanding loan portfolio exceeds $5,000,000.00.

     1.2 By adding a new Section 5J. to the Loan Agreement reading in its entirety as follows:

     5J. KEY HOME CREDIT RECEIVABLES. Shall either [a] purchase or otherwise acquire for value any account or note receivable or other evidence of indebtedness from any person or entity not a Borrower, or [b] create or permit to exist any loan or note receivable arising in the course of their respective businesses that is not either "A" or "B" paper as defined by the so-called "FICO" scoring system utilized by the Bank and other institutional lenders in asset securitization valuation procedures (the "FICO System"). Notwithstanding anything in the foregoing sentence to the contrary, Key Home Credit may create or permit to exist loans or note receivables that are either "C" paper (the "C Paper") or the "D" paper (the "D Paper") as defined by the FICO System provided that [i] the amount of C Paper held on the books of Key Home Credit or any other Borrower does not exceed $300,000.00 in the aggregate at any one time; [ii] the amount of D Paper held on the books of Key Home Credit or any other Borrower does not exceed

     $100,000.00 in the aggregate at any one time; and [iii] Key Home Credit has entered into and provided the Bank with copies of loan or account receivable purchase agreements, acceptable to the Bank in its reasonable discretion, with persons or entities other than any Borrower setting forth the terms and conditions under which such persons or entities will purchase C Paper or D Paper originated or held by Key Home Credit.

     1.3 By adding a new Section 5K. to the Loan Agreement reading in its entirety as follows:

     5K. KEY HOME CREDIT FUNDING. Without the Bank's prior written consent, permit Key Home Credit's outstanding loan portfolio to exceed $5,000,000.00 at any one time.



                                     ARTICLE 2

                             WAIVER OF COVENANT DEFAULT

          The Bank hereby grants a waiver of Borrowers' non-compliance with the covenants contained in Section 4M. of the Loan Agreement and of the Event of Default that would otherwise result from a violation of that Section, solely for the period January 1, 1999 to July 30, 1999. The Borrowers agree that they will hereafter comply fully with these provisions, as amended, and all other provisions of the Loan Agreement and the Loan Documents, which remain in full force and effect.



                                     ARTICLE 3

                                CONDITIONS PRECEDENT

          The modifications to the Loan Agreement described in Article 1 of this Agreement shall become effective on that date (the "Effective Date") on which this Agreement, duly executed by each of the Borrowers and the Bank, has been delivered to the Bank.

                                     ARTICLE 4

                                 OTHER STIPULATIONS

     4.1 Upon the Effective Date, the provisions of Articles 1 and 2 of this Agreement shall become effective and modify or supersede and replace the applicable provisions of the Loan Agreement recited as being modified by them or waive compliance with certain provisions of the Loan Agreement for the period set forth herein. From and after the Effective Date each reference to the "Loan Agreement" shall mean and be deemed a reference to the Loan Agreement as modified by this Agreement but, except as modified by this Agreement, the Loan Agreement shall remain in full force and effect in the same form as existed immediately prior to the Effective Date.

     4.2 This Agreement contains the final, complete and exclusive agreement of the parties to it with regard to its subject matter, may not be amended except in writing signed by each of the parties to it, shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties to it (subject to applicable provisions of the Loan Agreement), and shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky. This Agreement may be executed in counterparts, and all counterparts collectively shall constitute but one original document. Each of the Borrowers hereby agrees to reimburse the Bank for all costs and expenses incurred by the Bank in connection with the preparation, negotiation, documentation, execution and delivery of this Agreement, including but not limited to the reasonable fees of legal counsel to Bank.

     4.3 Each of the Borrowers join in this Agreement for the purpose of consenting to the provisions of the foregoing Agreement, and each of the Borrowers confirms and agrees that its and their respective obligations under, as applicable, the Note and the other Loan documents shall be unimpaired by this Agreement and that no Borrower has any defenses or set offs against the Bank, or its respective officers, directors, employees, agents or attorneys with respect to, as applicable, the Note or the other Loan Documents and that all of the terms, conditions and covenants in the Loan Documents remain unaltered and in full force and effect and are hereby ratified and confirmed.


     [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan Agreement to be duly executed as of the day and year first above written.

                         "BORROWERS"

                         THERMOVIEW INDUSTRIES, INC.,
                         a Delaware corporation


                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         AMERICAN HOME DEVELOPERS CO., INC.,
                         a California corporation


                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         FIVE STAR BUILDERS, INC., a California
                         corporation, successor in interest to American Home Remodeling


                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         KEY HOME CREDIT, INC.,  a Delaware
                         corporation


                         By:     /S/ LEIGH ANN BARNEY
                                 --------------------------------------------
                                 Leigh Ann Barney, President


                         KEY HOME MORTGAGE, INC., a Delaware
                         corporation

                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, President

                         LEINGANG SIDING AND WINDOW, INC., a
                         North Dakota business corporation


                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         PRIMAX WINDOW CO., a Kentucky corporation


                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         PRECISION WINDOW MFG., INC., a Missouri
                         corporation


                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         ROLOX, INC. a Kansas corporation


                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         TD WINDOWS, INC. a Kentucky corporation


                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, President

                         THERMAL LINE WINDOWS, INC. a
                         North Dakota corporation, formerly known as Ice Inc., successor in interest to Blizzard Enterprises, Inc. and Thermal Line Windows, LLP


                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         THERMOVIEW OF MISSOURI, INC., a
                         Missouri corporation


                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         THERMO-TILT WINDOW COMPANY, a
                         Delaware corporation


                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         THOMAS CONSTRUCTION, INC., a Missouri
                         corporation


                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         THERMO-SHIELD OF AMERICA (ARIZONA),
                         INC., an Arizona corporation


                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, President

                         THERMO-SHIELD OF AMERICA
                         (MICHIGAN), INC., a Michigan corporation


                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, President


                         THERMO-SHIELD COMPANY, LLC,
                         an Illinois limited liability company


                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, Manager and President


                         THERMO-SHIELD OF AMERICA
                         (WISCONSIN), LLC, a Wisconson limited liability company


                         By:     /S/ NELSON E. CLEMMENS
                                 --------------------------------------------
                                 Nelson E. Clemmens, Manager and President


                         THERMOVIEW ADVERTISING GROUP, INC.,
                         a Delaware corporation


                         By:     /S/ CHARLTON C. HUNDLEY
                                 --------------------------------------------
                                 Charlton C. Hundley, Secretary


                         "BANK"

                         PNC BANK, NATIONAL ASSOCIATION, a
                         national banking association


                         By:     /S/ GREGORY M. CARROLL
                                 --------------------------------------------
                                 Gregory M. Carroll, Vice President